UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 5, 2004

THE ADVISORY BOARD COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-33283 (Commission File No.)	52-1468699 (IRS Employer Identification No.)

600 New Hampshire Avenue, NW, Washington, D.C. 20037
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (202) 672-5600

ITEM 12. Results of Operations and Financial Condition.

In a press release on May 5, 2004, The Advisory Board Company (the “Company”) announced and commented on its financial results for the fourth quarter and full fiscal year ending March 31, 2004, and provided a financial outlook for calendar year 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ADVISORY BOARD COMPANY

By:	/s/ David L. Felsenthal

David L. Felsenthal
Chief Financial Officer, Secretary and Treasurer

Date: May 5, 2004

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release Dated May 5, 2004